SUPPLEMENT TO THE PROSPECTUS
                  AND STATEMENT OF ADDITIONAL INFORMATION (SAI)
                                       OF
                 EVERGREEN INTERMEDIATE AND LONG TERM BOND FUNDS


I.       Evergreen Strategic Income Fund (the "Fund")

         The Average Annual Total Return table of the Fund's prospectus under the section "PERFORMANCE" is revised to change the 10-year return and performance since inception return for Class I shares as follows:

                                      Performance
                                      Since
                    10 year           4/14/1987
Class I             6.01%             7.45%


      On page 1-3 of the Fund's SAI the section entitled "OTHER SECURITIES AND PRACTICES" is amended to include the following:

Currency Cross-hedge (applicable to Strategic Income Fund)
Currency Proxy-hedge (applicable to Strategic Income Fund)
TBA Mortgage Securities (applicable to Strategic Income Fund)
Creating a Net Long Position Versus a Foreign Currency (applicable to Strategic
  Income Fund)


     On page 1-13 of the Fund's SAI under "PERFORMANCE" the 10-year return for Class I shares is changed from 6.43% to 6.36%.


October 22, 2004                                                 571659 (10/04)